VANGUARD(R)
SELECTED VALUE FUND

[PHOTO OF SHIP]

April 30, 2000

[THE VANGUARD GROUP LOGO]

SEMIANNUAL

HAVE THE PRINCIPLES OF INVESTING CHANGED?

In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

         We don't think so.

         The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

         Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

         And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

         However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterpro-ductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

         Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:

     o Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.
     o Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.
     o Step back from the daily frenzy of the markets; focus on your overall asset allocation.
     o Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

--------------------------------------------------------------------------------
CONTENTS

REPORT FROM THE CHAIRMAN        1           FUND PROFILE                8
THE MARKETS IN PERSPECTIVE      4           PERFORMANCE SUMMARY        10
REPORT FROM THE ADVISER         6           FINANCIAL STATEMENTS       11
--------------------------------------------------------------------------------

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.
"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.
Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes.
"Wilshire 5000(R)" and "Wilshire 4500" are trademarks of Wilshire Associates Incorporated.

REPORT FROM THE CHAIRMAN

[Photo of John J. Brennan]
John J. Brennan

The stock market displayed a split personality during the six months ended April 30, 2000, the first half of Vanguard Selected Value Fund's fiscal year. For the first four months, investors enthusiastically embraced technology-related stocks and shunned value stocks. But then the market made a 180-degree turn, and the Selected Value Fund, which had declined nearly -11% from November through February, roared back to gain about 21% during March and April, posting a return of 8.3% for the full six-month period.

-------------------------------------------------------------------
                                               TOTAL RETURNS
                                              SIX MONTHS ENDED
                                              APRIL 30, 2000
-------------------------------------------------------------------
Vanguard Selected Value Fund                       8.3%
-------------------------------------------------------------------
Average Mid-Cap Value Fund*                       13.5%
-------------------------------------------------------------------
Russell Midcap Index                              17.4%
-------------------------------------------------------------------
Russell Midcap Value Index                         2.2%
-------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

         The table at right shows the half-year results for the Selected Value Fund, the average mid-cap value fund, and two unmanaged benchmarks: the Russell Midcap Index and the value-stock portion of that benchmark, the Russell Midcap Value Index. As you can see, our return trailed those of the average mid-cap value fund and the Russell Midcap Index, but exceeded the return of the value index, which most closely mirrors our investment emphasis.

         The Selected Value Fund's total return (capital change plus reinvested dividends) is based on an increase in net asset value from $9.75 per share on October 31, 1999, to $10.38 per share on April 30, 2000. The return is adjusted for a $0.16-per-share dividend paid from net investment income.

THE PERIOD IN REVIEW

The U.S. economy displayed remarkable vigor during the six months. Its staying power was impressive, too: April marked the 109th month of uninterrupted expansion--more than nine years without a recession. Preliminary estimates for the first quarter of 2000 indicated that the economy was growing at a 5.4% annual rate, a strong follow-up to the previous quarter's astounding 7.3% rate.

-----------------------------------------------------------------------
                                             TOTAL RETURNS
                                  -------------------------------------
                                  OCT. 31, 1999, TO       FEB. 29 TO
INDEX                              FEB. 29, 2000        APR. 30, 2000
-----------------------------------------------------------------------
Russell 1000 Growth                     16.3%                2.1%
Russell 1000 Value                     -10.7                10.9
-----------------------------------------------------------------------
Russell Midcap Growth                   56.7%               -9.6%
Russell Midcap Value                    -9.2                12.6
-----------------------------------------------------------------------
MSCI EAFE* Growth                       18.9%               -4.8%
MSCI EAFE* Value                        -1.4                 2.0
-----------------------------------------------------------------------
Nasdaq Composite                        58.8%              -17.7%
-----------------------------------------------------------------------
*Morgan  Stanley  Capital  International  Europe,  Australasia,
Far East  Index(divided into its components of growth and value stocks).

     A growing economy creates a good climate for stocks, and corporate profits posted robust gains as well. The overall stock market, as measured by the Wilshire 5000 Total Market Index, rose 9.7% for the half-year. However, concerns about inflation and the high valuations of many tech stocks led to frequent and wide market fluctuations.

     The table at right shows the striking shift in leadership from growth stocks in the first four months of the period to value stocks in the final two. The Russell Midcap

Growth Index, for example, saw an astounding 56.7% gain from October 31 through February 29, followed by a -9.6% decline in March and April. Meanwhile, the Russell Midcap Value Index went the opposite way. It posted a -9.2% decline from November through February, and a 12.6% gain in March and April.

     The bull market in stocks continued despite three quarter-point increases in short-term interest rates by the Federal Reserve Board, which boosted its target federal-funds rate from 5.25% to 6.00%. The yield on 3-month U.S. Treasury bills responded by climbing 74 basis points (0.74 percentage point), to 5.83% as of April 30. However, long-term interest rates went the other way. The yield of the 30-year Treasury bond fell 20 basis points, on balance, ending the half-year at 5.96%, and the yield for the 10-year Treasury note rose just 19 basis points, to 6.21%. The overall bond market, as measured by the Lehman Brothers Aggregate Bond Index, recorded a 1.4% total return.

PERFORMANCE OVERVIEW

The first four months of the fiscal year seemed, to borrow the famous line from Yogi Berra, to be a case of deja vu all over again, as Vanguard Selected Value Fund appeared to be repeating its subpar 1999 performance. Highly priced technology-related stocks kept getting more highly priced. And the market's attitude toward the kind of value stocks held by your fund seemed to have turned from indifference to outright hostility.

         But as night follows day, market sentiment switched. Many of the high-flying tech stocks tumbled, while our share price rose by more than 20% in the final two months of the period. Selected Value's loyal shareholders had endured a long wait for such a turnabout to bring some good news. But we recognize that our fund--and value stocks in general--have a long way to go to close the performance gap that opened up in recent years.

         Selected Value's six-month shortfall versus the Russell Midcap Index, which comprises both growth and value stocks, can be traced entirely to one market sector: technology. While tech stocks constituted more than one-quarter of the assets of the Midcap Index, they accounted on average for only 3% of Selected Value's assets. Given that tech stocks (both those in the index and those owned by your fund) gained about 70% during the half-year, this underweighting was a huge disadvantage for us.

         Our portfolio manager, James P. Barrow, is no technophobe. Rather, the fund's small exposure to the tech sector stems from his disciplined approach to selecting securities that are selling at below-average prices relative to such fundamentals as earnings, revenues, and dividends. Few tech stocks fit this definition, even after the recent declines. But we believe that such fundamentals are the ultimate drivers of stock prices and that this approach is a sound long-term investment strategy.

         Two sectors where the fund was overweighted compared with the index--financial services and materials & processing--were market laggards during the half-year, although our holdings in both sectors did much better than average. We also benefited from strong stock-picking in the utilities and health-care groups.

IN SUMMARY

During the first half of our fiscal year, the stock market provided some useful lessons about unpredictability. Daily price swings were unusually wide, and there was a sudden change in fashion during the spring, when downtrodden value stocks finally rose.

         Sudden price movements and shifts in market leadership are certain to occur now and then, but the timing and duration of such movements are extremely unpredictable.

That is why we advocate diversification and a long-term orientation. Investors who maintain exposure to the major asset classes through balanced portfolios of value and growth stock funds, bond funds, and money market funds have generally found it easier to maintain equilibrium in turbulent times. We urge you to base your investment plans on your own goals, time horizon, and risk tolerance--and then to stick with those plans over the long haul.

/s/

John J. Brennan
Chairman and Chief Executive Officer

May 16, 2000

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED APRIL 30, 2000

A surging economy, rising corporate profits, and enthusiasm for technology stocks carried broad stock market indexes higher during the volatile but generally rewarding six months ended April 30, 2000.

         Stocks rose despite a modest pickup in inflation and a rise in interest rates, both of which did some damage to bond prices. Through the first four months of the period, the stock market was dominated by optimism about the long-term outlook for technology, telecommunications, and media companies. But sentiment then shifted and the tech and telecom groups fell sharply, giving back some of the spectacular gains achieved over the previous year or so.

         For both bond and stock investors, uncertainty centered mainly on how the Federal Reserve Board would react to the surprising performance of the U.S. economy, which grew at a 7.3% pace in the final three months of 1999 and at a still-robust 5.4% during the first quarter of 2000. With U.S. unemployment at a three-decade low of 3.9%, Fed policymakers grew increasingly concerned that inflation was bound to worsen. The Fed raised short-term interest rates by 0.25 percentage point three times during the six-month period. These boosts, following identical increases in June and August of 1999, took the Fed's target for short-term rates to 6.0%. Yet the economy continued to soar--including even the housing and automobile sectors, which often are the first to slow down in response to higher interest rates.

----------------------------------------------------------------------
                                              TOTAL RETURNS
                                        PERIODS ENDED APRIL 30, 2000
                                       -------------------------------
                                       6 MONTHS     1 YEAR    5 YEARS*
----------------------------------------------------------------------
STOCKS
  S&P 500 Index                           7.2%       10.1%      25.3%
  Russell 2000 Index                     18.7        18.4       15.3
  Wilshire 5000 Index                     9.7        12.2       23.9
  MSCI EAFE Index                         6.8        14.2       10.7
----------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index             1.4%        1.3%       6.8%
  Lehman 10 Year Municipal Bond Index     2.4        -0.3        6.1
  Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index               2.7         5.1        5.2
----------------------------------------------------------------------
OTHER
  Consumer Price Index                    1.8%        3.0%       2.4%
----------------------------------------------------------------------
*Annualized.

         Inflation gauges provided ambiguous readings. The Consumer Price Index increased 1.8% and 3.0% for the 6- and 12-month periods ended April 30, but much of the acceleration in inflation was due to higher energy and food prices. The core inflation rate, which excludes those sectors, was up a less-ominous 2.2% over the year.

U.S. STOCK MARKETS

The technology sector, which accounts for about one-quarter of the stock market's total value, dominated the market during the half-year, despite suffering a sharp setback late in the period. Even after a -34% fall from March 10 through mid-April, the tech-heavy Nasdaq Composite Index registered a 30.8% return for the six months.

         The overall stock market, as measured by the Wilshire 5000 Total Market Index, gained 9.7%. There was a decided split in results from large- and small-capitalization stocks.

The large-cap S&P 500 Index returned 7.2%, while the rest of the U.S. stock market gained 19.2%.

         Top performers during the half-year were companies in computer software and hardware, semiconductors, Internet-related businesses, and wireless communications. Fully half of the 58 companies in the S&P 500's technology group gained more than 50%, and the average return for tech stocks exceeded 39%. A number of tech-related companies in the producer-durables sector also posted impressive gains, and the sector as a whole returned 32%. A return of 34% was achieved by the oil-drilling and services companies in the "other energy" category, which benefited from higher oil and gas prices. The worst-performing sector was consumer staples (-18%), a category that includes supermarket, food, beverage, and tobacco stocks. Next in line were financial-services companies (-7%), hurt by higher short-term interest rates, which tend to raise borrowing costs for banks and can lead to increased loan defaults.

U.S. BOND MARKETS

The Federal Reserve Board's three rate increases succeeded in elevating other short-term rates. For example, yields of 3-month U.S. Treasury bills rose during the half-year to 5.83%, an increase of 0.74 percentage point (74 basis points) that virtually matched the Fed's target. However, long-term rates didn't move nearly as far. The 10-year Treasury note rose just 19 basis points, to 6.21%, as of April 30. And yields actually fell a bit for very long-term Treasury bonds, a result of shrinking supply. Because of the federal government's budget surplus, the U.S. Treasury decided to reduce issuance of new bonds and to buy back some of its existing long-term bonds. As investors reacted, the yield of the 30-year Treasury declined 20 basis points--from 6.16% to 5.96%--during the half-year.

         The result of higher short-term rates and relatively stable long-term rates was an unusual inversion in the Treasury yield curve. Instead of the usual upward-sloping curve--which shows yields increasing in tandem with maturities--there was a pronounced drop-off. As of April 30, the yield of 30-year Treasuries was two-thirds of a percentage point below the 6.62% yield on 3-year Treasury notes.

         A similar pattern emerged outside the Treasury market, although long-term yields remained above yields for short-term corporate, municipal, and mortgage-backed securities. The overall bond market, as measured by the Lehman Aggregate Bond Index, provided a 1.4% return, as an average price decline of -2.0% offset most of a 3.4% income return.

INTERNATIONAL STOCK MARKETS

Despite declines in March and April, stock markets in Europe, Asia, and many emerging markets produced strong half-year gains as investors responded to improving global economic growth and a rise in corporate merger-and-acquisition activity. However, many of the gains were slashed for U.S. investors as the dollar gained strength against most other currencies. (Conversely, when the dollar falls in value, returns from abroad are enhanced for U.S. investors.)

         In U.S.-dollar terms, the overall return from developed foreign markets was a very solid 6.8%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index. However, in local currencies, the EAFE Index return was 16.4%.

         In Europe, an average 21.1% gain in local-currency terms was reduced to 8.4% for U.S. investors because of the dollar's strength. Stocks in the Pacific region, which is dominated by Japan, returned 3.6% in dollars, less than half the 7.5% gain in local currencies. The Select Emerging Markets Free Index returned 12.3% in U.S. dollars, with the biggest gains in Turkey (+148%), Russia (+123%), and Israel (+50%).

REPORT FROM THE ADVISER

For Vanguard Selected Value Fund, the first half of the fiscal year comprised two divergent quarters. The first saw a continuation of the most depressing situation a disciplined investor can experience: Just about all the stocks demonstrating value characteristics were going down. Meanwhile, companies with little or no earnings, many of which haven't even a hope of profits, were going up. We felt the pain of being in the wrong place. Investors redeemed significant amounts of shares from this and other value funds, chasing stocks and stock funds that had posted high gains recently (and, in the process, locking in losses). Things seemed bleak, and then the market changed. Mid-capitalization value stocks--Selected Value Fund's bailiwick--began to rebound, and over the rest of the fiscal half-year our share value improved dramatically. We did not do things any differently--the environment changed. We thank you for your patience. We expect the reward will be worthwhile.

         In our letter to you six months ago, we mentioned that there was evidence of inflation that the Federal Reserve Board appeared to be missing. Now these signs can be seen without reading glasses. We expect that record low unemployment, red-hot consumer demand, and rising prices will evoke a stronger response from the Fed this month. Further actions by the Fed to raise short-term interest rates should begin to slow economic activity, which will be a good thing in the long run.

         Corporate profits reported for the first quarter of 2000 were strong, and your fund's holdings have generally issued good earnings reports. We don't see many sectors of weakness and, in fact, expect much improved results from our energy and chemical company holdings.

         The dollar has been quite strong versus most major currencies, even in light of the nation's large negative balance of trade. The reason for the strength is the significant inflow of investment funds into our markets. Over the longer term, we would not be surprised to see these flows reverse and the dollar decline.

         Is the bear market in value stocks over? We don't know in an absolute sense, because it's possible for the overall market to fall from today's levels. But on a relative basis, mid-cap value stocks are so underpriced that they should handily outperform both growth and large-cap equities.

         So far in calendar 2000, Selected Value is doing better than many other funds, as you no doubt have noticed. That is because we have maintained its character as a mid-cap value fund and were positioned to benefit from this sector's return to favor. Various market indexes have a significant exposure to the high-technology sector and thus to many nonprofitable companies. In some cases, the tech weighting is as high as 40%. We, on the other hand, have little such exposure. Selected Value Fund's price/earnings ratio is only about two-thirds that of the Russell Midcap Index and about half that of the S&P 500 Index--an all-time low. And, although current yield seems unimportant to "new era" investors, we believe that a dividend yield more than twice that of the S&P 500 is a valuable incentive.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be obtained by emphasizing medium-size companies with reasonable financial strength whose stocks are out of favor and undervalued by the market, often because of special situations that have temporarily depressed profits.
--------------------------------------------------------------------------------

         Mid-cap value could be the right place to be on a relative basis for several years. Those chasing high returns have long since left this sector, while industry and private-market investors seem to be moving in--as evidenced by rising takeover activity. We should be well situated to take long-term advantage of this mismatch in market valuations.

James P. Barrow, Portfolio Manager
Barrow, Hanley, Mewhinney & Strauss, Inc.

May 10, 2000

FUND PROFILE
SELECTED VALUE FUND

This Profile provides a snapshot of the fund's characteristics as of April 30, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS                       INVESTMENT FOCUS
---------------------------------------------   --------------------------------
                         SELECTED     RUSSELL
                            VALUE      MIDCAP            [grid]
---------------------------------------------
Number of Stocks               33         766   STYLE           VALUE
Median Market Cap           $3.2B       $7.0B   MARKET CAP      MEDIUM
Price/Earnings Ratio        14.3x       20.1x
Price/Book Ratio             1.6x        3.3x
Yield                        2.6%        1.3%
Return on Equity            13.0%       17.9%
Earnings Growth Rate        -3.1%       13.9%
Foreign Holdings             0.0%        0.0%
Turnover Rate                25%*          --
Expense Ratio              0.64%*          --
Cash Reserves                5.0%          --
*Annualized.

                                                TEN LARGEST HOLDINGS
VOLATILITY MEASURES                             (% OF TOTAL NET ASSETS)
---------------------------------------------   --------------------------------
                         SELECTED               COMSAT Corp.                4.6%
                            VALUE     S&P 500   Vastar Resources, Inc.      4.3
---------------------------------------------   Watson Pharmaceuticals, Inc.4.2
R-Squared                    0.54        1.00   Lyondell Chemical Co.       4.0
Beta                         1.00        1.00   Dana Corp.                  3.8
                                                The BFGoodrich Co.          3.8
                                                Eastman Chemical Co.        3.8
                                                Northeast Utilities         3.8
                                                Genuine Parts Co.           3.6
                                                Pall Corp.                  3.5
                                                --------------------------------
                                                Top Ten                    39.4%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                               APRIL 30, 1999             APRIL 30, 2000
                               -------------------------------------------------
                               SELECTED VALUE  SELECTED VALUE   RUSSELL MIDCAP
                               -------------------------------------------------
Auto & Transportation..........    8.3%             9.2%             3.7%
Consumer Discretionary.........   14.1              8.1             14.7
Consumer Staples...............    5.9              2.1              2.6
Financial Services.............   17.6             24.0             14.5
Health Care....................    7.9              7.2              5.7
Integrated Oils................    3.2              3.6              1.5
Other Energy...................    2.8              4.5              4.7
Materials & Processing.........   16.9             14.5              6.5
Producer Durables..............   19.2              9.5              5.8
Technology.....................    0.0              2.4             28.5
Utilities......................    0.9              8.8             10.6
Other..........................    3.2              6.1              1.2
--------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
SELECTED VALUE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: FEBRUARY 15, 1996-APRIL 30, 2000
--------------------------------------------------------------------------------
         SELECTED VALUE FUND       RUSSELL                               RUSSELL
                                   INDEX*                                INDEX*
FISCAL   CAPITAL  INCOME   TOTAL   TOTAL    FISCAL CAPITAL INCOME TOTAL  TOTAL
YEAR     RETURN   RETURN   RETURN  RETURN   YEAR   RETURN  RETURN RETURN RETURN
--------------------------------------------------------------------------------
1996      0.7%     0.0%     0.7%   8.3%     1999   -1.4%    0.8%  -0.6%   17.1%
1997     30.2      0.7     30.9   28.8      2000**  6.5     1.8    8.3    17.4
1998    -18.1      0.3    -17.8    4.5
--------------------------------------------------------------------------------
 *Russell Midcap Index.
**Six months ended April 30, 2000.
See Financial Highlights table on page 15 for dividend and capital gains information since the fund's inception.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000*
--------------------------------------------------------------------------------
                                                           SINCE INCEPTION
                                   INCEPTION          -----------------------
                                     DATE     1 YEAR  CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Selected Value Fund                2/15/1996   8.36%    2.16%   0.85%   3.01%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
APRIL 30, 2000 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------
                                           MARKET
                                           VALUE*
SELECTED VALUE FUND               SHARES   (000)
-------------------------------------------------
COMMON STOCKS (95.0%)
-------------------------------------------------
AUTO & TRANSPORTATION (8.7%)
  Dana Corp.                      190,800   5,795
  Genuine Parts Co.               209,000   5,485
  Norfolk Southern Corp.          110,000   1,939
                                           ------
                                           13,219
                                           ------
CONSUMER DISCRETIONARY (7.7%)
o Toys R Us, Inc.                 308,100   4,699
o Kmart Corp.                     469,900   3,818
  Service Corp. International     600,000   3,075
                                           ------
                                           11,592
                                           ------
CONSUMER STAPLES (1.9%)
  UST, Inc.                       196,700   2,951
                                           ------
FINANCIAL SERVICES (22.7%)
  MGIC Investment Corp.           100,000   4,781
  XL Capital Ltd. Class A         100,000   4,763
  Jefferson-Pilot Corp.            70,800   4,713
  Crescent Real Estate, Inc.REIT  272,600   4,668
  MBIA, Inc.                       85,600   4,232
  Deluxe Corp.                    161,700   4,073
  ProLogis Trust REIT             187,800   3,697
  Ryder System, Inc.              160,100   3,552
                                           ------
                                           34,479
                                           ------
HEALTH CARE (6.9%)
o Watson Pharmaceuticals, Inc.    141,400   6,354
o Coventry Health Care Inc.       260,000   2,763
o Magellan Health Services, Inc.  345,800   1,297
                                           ------
                                           10,414
                                           ------
INTEGRATED OILS (3.4%)
  Kerr-McGee Corp.                100,000   5,175
                                           ------
OTHER ENERGY (4.3%)
  Vastar Resources, Inc.           80,000   6,450
                                           ------
MATERIALS & PROCESSING (13.8%)
  Lyondell Chemical Co.           327,600   6,020
  Eastman Chemical Co.            110,000   5,754
  Millennium Chemicals, Inc.      235,300   4,691
  Armstrong World Industries Inc. 227,200   4,445
                                           ------
                                           20,910
                                           ------
PRODUCER DURABLES (9.0%)
  The BFGoodrich Co.              181,700   5,792
  Pall Corp.                      239,900   5,353
  Diebold, Inc.                    80,100   2,313
o Lanier Worldwide, Inc.          117,900     228
                                           ------
                                           13,686
                                           ------
TECHNOLOGY (2.3%)
  Harris Corp.                    106,800   3,451
                                           ------
UTILITIES (8.4%)
  COMSAT Corp.                    284,280   6,947
  Northeast Utilities             265,700   5,713
                                           ------
                                           12,660
                                           ------
OTHER (5.9%)
  ITT Industries, Inc.            150,000   4,734
  Brunswick Corp.                 219,000   4,202
                                           ------
                                            8,936
                                           ------
-------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $155,067)                         143,923
-------------------------------------------------

------------------------------------------------------
                                         FACE   MARKET
                                       AMOUNT   VALUE*
SELECTED VALUE FUND                     (000)   (000)
------------------------------------------------------
TEMPORARY CASH INVESTMENT (4.4%)
------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.75%, 5/1/2000
   (Cost $6,758)                       $6,758   $6,758
------------------------------------------------------
TOTAL INVESTMENTS (99.4%)
  (Cost $161,825)                              150,681
------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
------------------------------------------------------
Other Assets--Note C                             1,640
Liabilities                                       (762)
                                                ------
                                                   878
------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------
Applicable to 14,604,388 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                   $151,559
======================================================

NET ASSET VALUE PER SHARE                       $10.38
======================================================
*See Note A in Notes to  Financial  Statements.
oNon-Income-Producing Security.
REIT--Real Estate Investment Trust.

------------------------------------------------------

                                       AMOUNT      PER
                                        (000)    SHARE
------------------------------------------------------
AT APRIL 30, 2000, NET ASSETS CONSISTED OF:
------------------------------------------------------
Paid in Capital                      $175,805   $12.04
Undistributed Net
 Investment Income                        993      .07
Accumulated Net Realized Losses       (14,095)    (.97)
Unrealized Depreciation--Note E       (11,144)    (.76)
------------------------------------------------------
NET ASSETS                           $151,559   $10.38
======================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                            SELECTED VALUE FUND
                                                SIX MONTHS ENDED APRIL 30, 2000
                                                                          (000)
--------------------------------------------------------------------------------

INVESTMENT INCOME
INCOME
 Dividends                                                               $2,444
 Interest                                                                    88
 Security Lending                                                             3
                                                                       ---------
    Total Income                                                          2,535
                                                                       ---------
EXPENSES
   Investment Advisory Fees--Note B
       Basic Fee                                                            313
       Performance Adjustment                                              (165)
   The Vanguard Group--Note C
       Management and Administrative                                        356
       Marketing and Distribution                                            15
   Custodian Fees                                                             6
   Auditing Fees                                                              4
   Shareholders' Reports                                                      9
                                                                       ---------
       Total Expenses                                                       538
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     1,997
--------------------------------------------------------------------------------
REALIZED NET LOSS ON INVESTMENT SECURITIES SOLD                          (2,089)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES 8,684
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $8,592
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.
--------------------------------------------------------------------------------
                                                         SELECTED VALUE FUND
                                                    ----------------------------
                                                       SIX MONTHS           YEAR
                                                            ENDED          ENDED
                                                    APR. 30, 2000  OCT. 31, 1999
                                                            (000)          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                  $1,997          2,289
  Realized Net Loss                                      (2,089)       (11,940)
  Change in Unrealized Appreciation (Depreciation)        8,684            123

   Net Increase (Decrease) in Net Assets               -------------------------
    Resulting from Operations                             8,592         (9,528)
                                                       -------------------------
DISTRIBUTIONS
  Net Investment Income                                  (3,027)        (1,158)
  Realized Capital Gain                                      --         (4,778)
                                                       -------------------------
   Total Distributions                                   (3,027)        (5,936)
                                                       -------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                 53,919        152,679
  Issued in Lieu of Cash Distributions                    2,783          5,686
  Redeemed                                             (104,002)      (101,391)
   Net Increase (Decrease) from Capital                -------------------------
    Share Transactions                                  (47,300)        56,974
--------------------------------------------------------------------------------
         Total Increase (Decrease)                      (41,735)        41,510
--------------------------------------------------------------------------------
Net Assets
  Beginning of Period                                   193,294        151,784
                                                       -------------------------
  End of Period                                        $151,559       $193,294
================================================================================

1Shares Issued (Redeemed)

  Issued                                                  5,571         14,258
  Issued in Lieu of Cash Distributions                      292            594
  Redeemed                                              (11,084)        (9,870)
                                                       -------------------------
    Net Increase (Decrease) in Shares Outstanding        (5,221)         4,982
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


-------------------------------------------------------------------------------------------------------------------
                                                                             SELECTED VALUE FUND
                                                                         YEAR ENDED OCTOBER 31,
                                                   SIX MONTHS ENDED    -------------------------     FEB. 15* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD        APR. 30, 2000     1999     1998      1997    OCT. 31, 1996
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  9.75    $10.23   $12.98    $10.07          $10.00
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS

  Net Investment Income                                         .13       .12      .07       .06             .04
  Net Realized and Unrealized Gain (Loss)
   on Investments                                               .66     (.19)   (2.31)      3.02             .03
                                                             ------------------------------------------------------
   Total from Investment Operations                             .79     (.07)   (2.24)      3.08             .07
                                                             ------------------------------------------------------
DISTRIBUTIONS

  Dividends from Net Investment Income                        (.16)     (.08)    (.05)     (.06)              --
  Distributions from Realized Capital Gains                      --     (.33)    (.46)     (.11)              --
                                                             ------------------------------------------------------
   Total Distributions                                        (.16)     (.41)    (.51)     (.17)              --
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.38   $  9.75   $10.23    $12.98          $10.07
===================================================================================================================

TOTAL RETURN                                                  8.25%    -0.61%  -17.80%    30.92%           0.70%
===================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                         $152      $193     $152      $190             $93
  Ratio of Total Expenses to Average Net Assets             0.64%**     0.73%    0.65%     0.74%         0.75%**
  Ratio of Net Investment Income to Average Net Assets      2.37%**     1.31%    0.58%     0.60%         0.75%**
  Portfolio Turnover Rate                                     25%**      102%      47%       32%             25%
===================================================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

   1. SECURITY VALUATION:Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange(generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices.Prices are taken from the primary market in which each security trades.Temporary cash investments are valued at cost, which approximates market value.Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

   2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

   3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   4. DISTRIBUTIONS:  Distributions   to   shareholders   are   recorded on  the
ex-dividend date.

   5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Index. For the six months ended April 30, 2000, the advisory fee represented an effective annual basic rate of 0.37% of the fund's average net assets before a decrease of $165,000 (0.20%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2000, the fund had contributed capital of $28,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.03% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. During the six months ended April 30, 2000, the fund purchased $20,950,000 of investment securities and sold $69,704,000 of investment securities, other than temporary cash investments.

   At October 31, 1999, the fund had available a capital loss carryforward of $11,941,000 to offset future net capital gains through October 31, 2007.

E. At April 30, 2000, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $11,144,000, consisting of unrealized gains of $13,162,000 on securities that had risen in value since their purchase and $24,306,000 in unrealized losses on securities that had fallen in value since their purchase.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

   The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

   Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

   Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

   The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, Jr. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS
R. GREGORY BARTON  Legal Department.
ROBERT A. DISTEFANO  Information Technology.
JAMES H. GATELY  Individual Investor Group.
KATHLEEN C. GUBANICH  Human Resources.
IAN A. MACKINNON  Fixed Income Group.
F. WILLIAM MCNABB, III  Institutional Investor Group.
MICHAEL S. MILLER  Planning and Development.
RALPH K. PACKARD  Chief Financial Officer.
GEORGE U. SAUTER  Quantitative Equity Group.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
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INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed
to prospective investors unless it
is preceded or accompanied by the
current fund prospectus.

Q9342 062000

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All rights reserved.
Vanguard Marketing
Corporation, Distributor.